                                                                  EXHIBIT 10.8

                             AMENDMENT NO. 1 TO

           POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST

                  AMENDMENT, dated as of September 1, 1995 (the "Amendment") to the Pooling and Servicing Agreement and Indenture of Trust, dated as of July 1, 1995 (the "Agreement"), among AFG CREDIT CORPORATION, a Delaware corporation, as Transferor, AMERICAN FINANCE GROUP, INC., a Delaware corporation ("AFG"), as Servicer, and BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, as Trustee (in such capacity, the "Trustee") and as Collateral Trustee (in such capacity, the "Collateral Trustee").

                  WHEREAS, the Transferor, AFG, the Trustee and the Collateral Trustee wish to amend the Agreement in the manner provided for in this Amendment.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Paragraph (f) of Section 9.1 of the Agreement is amended by adding the word "or" after the semicolon at the end of the paragraph.

                  2. A new paragraph (g) is added to Section 9.1, which reads in its entirety as follows:

                           (g) on any date that is  subsequent to the first date
                  upon which the Aggregate Pool Balance equals or exceeds $20,000,000, the Aggregate Pool Balance shall be less than $20,000,000;

                  3. The language  immediately  following Section 9.1, paragraph
(g) is replaced in its entirety with the following language:

then, and in any such event described in subparagraph (a), (b) or (d), after the applicable grace period set forth in such subparagraphs, either the Trustee or the Holders of a principal amount of Notes aggregating more than 662/3% of the Aggregate Principal Amount by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Noteholders) may declare that a pay out event (a "Trust Pay Out Event") has occurred as of the date of such notice and in the case of any event described in subparagraph (c), (e), (f) or
(g) a Pay Out Event shall occur immediately upon the occurrence of such event without any notice or other action on the part of the Trustee or the Noteholders. Notwithstanding the foregoing, a delay in or failure of performance referred to in subsection 9.1(a)(i) for a period of ten Business Days, or under subsection 9.1(a)(ii) or 9.1(b) for a period of 60 days, in each case without giving effect to any grace period specified in such subsections, shall not constitute a Pay Out Event for purposes of this sentence until the expiration of such period, if such failure could not be prevented by the exercise of reasonable diligence by the Transferor or the Servicer and such failure was caused by (i) an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion, riot or sabotage, epidemics, landslides, lightning, fire, hurricanes, tornadoes, earthquakes, nuclear disasters or meltdowns, floods, power outages, bank closings, or similar causes or (ii) computer malfunction, communication malfunction or other electronic system malfunction or similar causes. The preceding sentence shall not relieve the Transferor or the Servicer from using all reasonable efforts to perform their respective obligations in a timely manner in accordance with the terms of this Agreement and any Supplement and the Transferor or the Servicer shall provide the Trustee and each Rating Agency with an Officer's Certificate giving prompt notice of such failure, together with a description of its efforts to so perform its obligations. Notice of any such Pay Out Event shall be given by the Servicer to the Rating Agencies.

                  4. Except as expressly amended, modified and supplemented hereby, the provisions of the Agreement are and shall remain in full force and effect.

                  5. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, PROVIDED, HOWEVER, THAT THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRUSTEE AND THE COLLATERAL TRUSTEE SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  6. The captions in this Amendment are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their constructions or effect.

                  7. Capitalized terms used in this Amendment without definition shall have the meanings assigned to them in the Agreement.

                  8. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

AFG CREDIT CORPORATION,
  as Transferor


By:___________________________
   Title:


AMERICAN FINANCE GROUP, INC.
  as Servicer


By:___________________________
   Title:


BANKERS TRUST COMPANY,
  as Trustee


By:___________________________
   Title:


BANKERS TRUST COMPANY,
 as Collateral Trustee


By:___________________________
   Title: